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                                                                   Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Forms S-8 -- File Nos. 333-96045, 333-96047 and 333-47422 and Forms S-3 -- File Nos. 333-32036, 333-46634 and 333-47532.


                                        ARTHUR ANDERSEN LLP


Houston, Texas
March 6, 2001